[GRAPHIC]	Annual Report December 31, 1999

Lexington Global and Domestic No-Load Mutual Funds

[GRAPHIC]	LEXINGTON
TROIKA DIALOG
RUSSIA FUND, INC.

Investment Objective: Long-Term Capital Appreciation

Lexington Funds
Providing Global SolutionSM	[LOGO] LEXINGTONSM

Dear Shareholders:

         The Lexington Troika Dialog Russia Fund increased by 95.36%* during the fourth quarter and increased by 159.76%* for the full year of 1999. According to Lipper, Inc. the average emerging markets fund increased by 36.19% for the fourth quarter and 70.77% for the full year of 1999. The unmanaged Russian Trading System Index (the “Index”) posted a total gain of 201.56% for the year. The Fund maintains a fixed income position to moderate volatility and to provide more liquidity in contrast to the Index, which has no fixed income component.

Portfolio Review

         Three broad trends contributed to the Fund’s performance: 1) growing political stability in Russia; 2) economic stabilization and the positive effects on domestic producers of the ruble devaluation that occurred in August, 1998 and, 3) the recovery in the world price of oil.

         At the end of 1998, the outlook for Russia was extremely uncertain. The collapse of the ruble in August 1998 sent shock waves across Russia and the world. President Yeltsin, already in a weakened position politically and physically, was forced to accept a Prime Minister selected by the Duma. However, as Yevgeny Primakov, the new Prime Minister (and Russia’s third Prime Minister of 1998) assumed power, we observed a pronounced disparity between the Communist-influenced rhetoric of the new government and its policies and actions. In fact, the policies of this new government seemed, increasingly, to be a continuation of the policies of the former government. In December of 1998, we therefore strategically re-positioned the Fund with a substantially greater allocation to equities.

         As 1999 began to unfold, the political and economic crises began to subside. In fact, the widespread social unrest and economic depression expected by many never materialized, thanks in large part to the economic restraint and politically stabilizing influence of the Primakov government. In the spring and summer, President Yeltsin took advantage of the improving conditions and a vulnerable Parliament to groom his successor. Accordingly, Primakov was dismissed and, after an interlude with Stepashin at the helm, Vladimir Putin was installed as Prime Minister. As Prime Minister Putin took command of the recurring conflict in Chechnya, his popularity ratings soared to over 50%. Simultaneously, a very important test of Russian democracy, the December Duma elections, approached. Speculation about the suspension of these elections and related “emergency” actions due to the conflict in Chechnya once again raised political uncertainty to a new height. However, such speculation proved, ultimately, to be unfounded as the Duma elections took place on time and without incident. Furthermore, this new Duma ended up being much less fragmented and more supportive of the Yeltsin/Primakov government than the outgoing one. Breathing a collective sigh of relief, the equity markets continued the recovery begun earlier in 1999. Finally, on the last day of the year, the Yeltsin era came to a close as President Yeltsin resigned and his handpicked successor, Vladimir Putin, assumed the presidency on an interim basis. Yeltsin’s resignation came on the heels of the most orderly and democratic parliamentary transition in Russia’s short democratic history. At the same time, the person he felt most qualified to lead the country was in the best position to win the now imminent presidential election, giving Russia’s fledgling democracy (and the Yeltsin legacy), the best chances for prosperity. The equity markets soared 17.5% on the day of the news.

         The impact on Russia’s economy from 1998’s debt default and ruble devaluation proved to be much more benign than expected. The default, while harmful to Russia’s creditors, left Russia with a much more manageable debt load. The ruble devaluation prompted an immediate and sharp decline in the level of imports. Domestic manufacturers were the beneficiaries of this decline. Companies such as Gorkovsky Auto Plant (an auto manufacturer), which had already made a successful transition to a market economy, were able to increase market share by offering higher quality attractive automobiles and light trucks at extremely competitive prices. This import substitution effect was felt in many sectors of the economy, producing an increase in industrial production of 8% in 1999 in sharp contrast to anticipated contraction. Finally, instead of the expected hyperinflation and continued deterioration in the value of the ruble, the government’s fiscal and monetary prudence was able to halt the decline in the ruble while keeping inflation below 30% for the year. In the end, Russia’s economy proved to be much healthier in 1999 than any observers, including the equity markets, had anticipated.

         The final contributor to the Fund ’s positive 1999 performance was the world price of oil. Oil is Russia ’s number one export. The recovery in the world price of oil in 1999 had a very positive impact on Russian oil companies and, because of our large, but selective, weighting in oil stocks, on the Fund. Because Russian oil companies are the largest source of government tax revenues, this recovery in the price of oil gave a significant boost to the Russian government’s fiscal situation as tax collections exceeded 125% of planned collections. The increase in the price of oil, combined with the drop in demand for imports noted above, had the final positive impact of contributing to a growing trade surplus for the country.

Market Outlook

         The political, economic and, in many cases, corporate developments in Russia in 1999 continue to support our overall long-term positive outlook for Russia and its securities markets. We continue to believe, despite the impressive performance of the market and your Fund in 1999, that Russia is one of the best long-term values in emerging markets. Despite the re-rating of many companies in the market, these same companies are still valued at significant discounts to their global counterparts.

         Despite the positive developments in Russia in 1999, there remain significant risks, which are likely to contribute to ongoing short-term volatility. First and foremost is the presidential election scheduled for March 26, 2000. Putin remains the heavy favorite at this point, but a sustained negative turn of events in Chechnya could hurt his chances. Even if Putin does win, he remains an unknown quantity at this point. How will he address Russia’s more pressing problems of tax reform, capital investment, corruption, corporate governance, and economic development? Early signs are positive. He is an energetic and decisive leader who enjoys a broad base of support in the Parliament and his decisions as interim president to date support our optimism; nevertheless, time will tell.

         Given our overall long-term positive outlook for Russia within a framework of ongoing risk, we continue to maintain a higher level of equity exposure, but with a great emphasis on liquidity. We are well positioned to benefit from higher oil prices, but have also deployed more assets to those sectors such as telecommunications, utilities, and consumer products, which provide exceptional value and should benefit from continuing economic improvement.

         We appreciate the support of our shareholders and would be happy to respond to any questions or comments you may have. Please feel free to call us at 1-800-526-0056 or visit our website at www.lexingtonfunds.com. We also encourage you to visit our site for ongoing updates and analyses of the situation in Russia.

Sincerely,

/s/ Timothy McCarthy Timothy D. McCarthy Portfolio Manager February, 2000	/s/ RIchard M. Hisey Richard M. Hisey, C.F.A. Portfolio Manager February, 2000	/s/ Robert M. DeMichele Robert M. DeMichele President February, 2000

           Comparison of change In value of a $10,000 Investment In
                  Lexington Troika Dialog Russia Fund, Inc.,
                  the unmanaged Moscow Times (MT) Index and
               the unmanaged Russian Trading System (RTS) Index

                                 [LINE GRAPH]

-----------------------------------------------------------------------
                    Lexington Troika
                     Dialog Russian  Moscow Times    Russia Trading
Year                      Fund        (MT) Index   System (RTS) Index
-----------------------------------------------------------------------
    7/3/96               $10,000        $10,000          $10,000
  12/31/96                $9,541        $10,756           $8,802
  12/31/97               $15,981        $22,862          $17,422
  12/31/98                $2,718         $2,899           $2,587
  12/31/99                $7,060         $9,945           $7,801
-----------------------------------------------------------------------

                     Average Annual Standard Total Returns
                       for the Period Ending 12/31/99

-----------------------------------------------------------------------
                    Lexington Troika
                     Dialog Russian  Moscow Times    Russia Trading
Fund/Index                Fund        (MT) Index   System (RTS) Index
-----------------------------------------------------------------------
      1 year               159.76%          243.06%        201.56%
  Since Inception          -9.47%           -0.16%          -6.85%

This graph, prepared in accordance with SEC regulations, compares a $10,000 investment in the Fund with a similar investment in the unmanaged Moscow Times
(MT) Index and the unmanaged Russian Trading System (RTS) Index. Results for the
Fund, the Moscow Times (MT) and the Russian Trading System (RTS) include the reinvestment of all dividend and capital gain distributions. Investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than at their original cost. Total return represents past performance and it is not predictive of future results.

*159.76% and (9.47)% are the one year and since commencement (07/03/96) average annual standard total returns, respectively, for the period ended December 31, 1999. Performance shown for the one-year period occurred during a time of generally favorable market conditions. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than at their original cost. The Fund involves speculative investments, special risks, such as political, economic and legal uncertainties, currency fluctuations, portfolio settlement, custody risks and risks of loss arising out of Russia’s system of share registration. Redemption on shares held less than 365 days are subject to a redemption fee of 2% of the redemption proceeds. Total return represents past performance and is not predictive of future results. There is no guarantee that the Fund can achieve its objective.

                   Lexington Troika Dialog Russia Fund, Inc.
                   Portfolio Summary as of December 31, 1999

                                  [PIE CHART]

Asset Alloaction

Common & Preferred Stocks                       74.7%
Cash & Cash Equivalents                         21.5%
Russian Government Obligations                   3.8%

Top Sector Holdings

Oil & Gas Companies                             36.1%
Telecommunications                              18.3%
Utilities                                        9.6%
Metals & Mining                                  6.1%
Brewers                                          1.8%
Lexington Troika Dialog Russia Fund, Inc.
Statement of Net Assets
(Including the Portfolio of Investments)
December 31, 1999

Number of Shares	Security	Value (Note 1)

	COMMON & PREFERRED STOCKS: 74.7%
	Aerospace & Defense: 0.0%
32,500,000	Aviastar [1,2]	$ 6,175

	Airlines: 0.5%
2,446,350	Aeroflot	318,026

	Auto Parts: 0.0%
2,500	Bor Glass [1,2]	2,443

	Auto Trucks & Parts: 1.5%
26,500	Gorkovsky Auto Plant [1]	901,000

	Brewers: 1.8%
841,050	Sun Interbrew, Ltd. “A ” [1]	1,051,312

	Building Materials: 0.0%
38,000	Alfa Cement [1,2]	3,026

	Foods Wholesalers: 0.0%
23,800	Samson [1,2]	2

	Machinery: 0.1%
850,000	Krasny Kotelschik [1,2]	15,189
50,000	Zvezda ,2	23,636

		38,825

	Medical Equipment: 0.0%
21,900	Medpolimer [1,2]	2,297

	Merchandising: 0.2%
7,000	Gostiny Dvor [1,2]	1,655
205,000	Trade House GUM [1]	102,500

		104,155

	Metals & Mining: 6.1%
	Common Stock
317,792	Norilsk Nickel [1]	2,176,875

	Preferred Stock
282,000	Norilsk Nickel [1]	1,410,000

	Total Metals & Mining	3,586,875

Number of Shares	Security	Value (Note 1)

	Natural Gas: 0.5%
	Common Stock
35,000	Gazprom (ADR)	$ 292,250

	Preferred Stock
1,800	Transneft [1,2]	963

	Total Natural Gas	293,213

	Oil & Gas Holding Companies: 35.7%
	Common Stock
300,000	AO Tatneft [1]	112,500
302,500	AO Tatneft (ADR)	2,835,938
216,987	Lukoil Holdings of Russia	2,614,693
85,000	Lukoil Holdings of Russia	4,165,000
309,000	Surgutneftegaz (ADR)	5,253,000
5,024	Surgutneftegaz Holdings [1,2]	1,029,920

		16,011,051

	Preferred Stock
40,000	Lukoil Holdings of Russia (ADR)	480,000
304,000	Lukoil Holdings of Russia	1,520,000
26,250,000	Surgutneftegaz [1]	2,625,000
40,000	Surgutneftegaz (ADR)	440,000

		5,065,000

	Total Oil & Gas Holding Companies	21,076,051

	Oil & Gas Producing Companies: 0.4%
	Common Stock
100,000	JSC Roseneftegazstroy [1,2]	196,580

	Preferred Stock
4,000	Udmurtneftegaz [2]	9,814

	Total Oil & Gas Producing Companies	206,394

	Oil Drilling & Services: 0.0%
21	Komitek Oil Company [1,2]	5

	Steel & Iron: 0.0%
1,002,000	Chelyabinsky Trubny Zavod [1,2]	6,593
4,450,000	Taganrogaky Metallurgical [2]	4,450

		11,043

Lexington Troika Dialog Russia Fund, Inc.
Statement of Net Assets
(Including the Portfolio of Investments)
December 31, 1999 (continued)

Number of Shares	Security	Value (Note 1)

COMMON & PREFERRED STOCKS (continued):
	Telecommunications: 18.3%
	Common Stock
6,231,400	Bashinformsvyaz [1,2]	$ 261,719
24,610	Chelyabinskvyazinform [2]	321,491
60,000	Golden Telecom, Inc. [1]	1,860,000
270,000	Irkutskelectrosvyaz [1,2]	48,333
46,000	Krasnoyarskelectrosvyaz [2]	45,154
46,200	Kubanelectrosvyaz [1]	355,740
9,500	Lensvyaz [2]	36,771
34,400	Moscow Intercity International Telephone [2]	103,200
581,000	Nizhnovsvyazinform [1,2]	484,763
20,383	Novosbirskaya Telephone [1,2]	152,873
20,000	Novosbirskelectrosvyaz [2]	10,000
740,000	Rostelecom [1]	1,628,000
173,125	Rostov Region Electrosvyaz [1]	103,875
26,000	Samarasvyazinform [2]	628,980
350,000	St. Petersburg Telecommunications [1]	115,500
214,000	Tyumentelecom [1,2]	128,400
10,000,000	Uralsvyazinform [1,2]	100,000
42,500	Uralsvyazinform (ADR) [1]	93,717
5,000	Uraltelecom [1,2]	9,000
2	Vimpel-Communications [1,2]	118
91,764	Vimpel-Communications (ADR) [1]	4,066,292

		10,553,926

	Preferred Stock
2,890	Moscow Telephone Systems [2]	64,038
427,000	Nizhnovsvyazinform [2]	68,320
9,300	Samarasvyazinform [2]	37,200
100,000	Smolensksvyazinform [2]	8,461
110,000	St. Petersburg Telecommunications	8,800
279,099	Tyumentelecom [1,2]	41,865

		228,684

	Total Telecommunications	10,782,610

Number of Shares or Principal Amount		Security	Value (Note 1)

		Utilities: 9.6%
		Common Stock
1,150,000		Irkutskenergo [1]	$ 86,250
10,000		Irkutskenergo (ADR) [1]	50,000
5,500,000		Komienergo [1,2]	146
33,500,000		Mosenergo	1,340,000
130,000		Mosenergo (ADR)	552,500
1,335,000		Sverdlovskenergo [2]	25,218
29,410,000		Unified Energy Systems	3,440,970

			5,495,084

		Preferred Stock
450,000		Chelyabenergo [2]	1,733
24,600		Permenergo [1,2]	3,252
4,000,000		Unified Energy Systems [1]	180,000

			184,985

		Total Utilities	5,680,069

		TOTAL COMMON & PREFERRED STOCKS (cost $55,814,955)	44,063,521

		RUSSIAN GOVERNMENT OBLIGATIONS: 3.8%
51,053,000	*	GKO (Russian Government Treasury Bill), 0.00%, due 05/17/00 [2]	921,918
$ 4,000,000		Russia Ministry of Finance, 3.0%, due 05/14/06	1,340,000

		TOTAL RUSSIAN GOVERNMENT OBLIGATIONS (cost $2,846,836)	2,261,918

Lexington Troika Dialog Russia Fund, Inc.
Statement of Net Assets
(Including the Portfolio of Investments)
December 31, 1999 (continued)

Principal Amount	Security	Value (Note 1)

	SHORT-TERM INVESTMENTS: 12.6%
	U.S. Government Obligations: 12.6%
$4,500,000	United States Treasury Bills, 2.50%, due 01/06/00	$ 4,498,438
3,000,000	United States Treasury Bills, 5.57%, due 06/22/00	2,922,052

	TOTAL SHORT-TERM INVESTMENTS (cost $7,421,309)	7,420,490

	TOTAL INVESTMENTS: 91.1% (cost $66,083,100†) (Note 1)	$ 53,745,929
	Other assets in excess of liabilities: 8.9%	5,265,070

	TOTAL NET ASSETS: 100.0% (equivalent to $6.74 per share on 8,754,900 shares outstanding)	$ 59,010,999

*	Principal amount represents local currency.

[1]	Non-income producing security.

[2]	Illiquid security (Note 9).

ADR-American Depository Receipt.

†	Aggregate cost for Federal income tax purposes is $70,985,591.

The Notes to Financial Statements are an integral part of this statement.

Lexington Troika Dialog Russia Fund, Inc.
Statement of Assets and Liabilities
December 31, 1999

Assets

Investments, at value (cost $66,083,100) (Note 1)	$ 53,745,929

Cash	1,141,172

Foreign currency (cost $13)	12

Receivable for investment securities sold	698,290

Receivable for shares sold	3,821,234

Dividends and interest receivable	130,140

Deferred organization expenses, net (Note 1)	29,949

Other receivables	10,168

Total Assets	59,576,894

Liabilities

Due to Lexington Management Corporation (Note 2)	44,881

Payable for investment securities purchased	74,100

Payable for shares redeemed	313,701

Accrued expenses	133,213

Total Liabilities	565,895

Net Assets (equivalent to $6.74 per share on 8,754,900 shares outstanding) (Note 5)	$ 59,010,999

Net Assets consist of:

Capital stock — authorized 1,000,000,000 shares, $.001 par value per share	$ 8,755

Additional paid-in-capital (Note 1)	148,390,612

Accumulated net investment loss (Note 1)	(70,843)

Accumulated net realized loss on investments and foreign currency transactions (Notes 1 and 8)	(76,980,341)

Unrealized depreciation of investments and foreign currency translation of other assets and liabilities	(12,337,184)

Total Net Assets	$ 59,010,999

Lexington Troika Dialog Russia Fund, Inc.
Statement of Operations
Year ended December 31, 1999

Investment Income
Dividends	$ 173,469
Interest	2,226,744

	2,400,213
Less: foreign tax expense	41,456

Total investment income		$ 2,358,757

Expenses
Investment advisory fee (Note 2)	444,970
Custodian expenses	305,093
Transfer agent and shareholder servicing expenses (Note 2)	82,677
Professional fees	63,559
Distribution expenses (Note 3)	61,804
Printing and mailing expenses	59,977
Directors ’ fees and expenses	47,142
Accounting expenses (Note 2)	23,272
Amortization of deferred organization costs (Note 1)	21,561
Registration fees	21,198
Computer processing fees	15,563
Other expenses	36,339

Total expenses	1,183,155
Less: redemption fee proceeds (Note 4)	387,770	795,385

Net investment income		1,563,372

Realized and Unrealized Gain (Loss) on Investments (Note 6)
Net realized loss on:
Investments	(27,725,310)
Foreign currency transactions	(7,739,434)

Net realized loss		(35,464,744)
Net change in unrealized depreciation of:
Investments	66,695,390
Foreign currency translation of other assets and liabilities	13,768

Net change in unrealized depreciation		66,709,158

Net realized and unrealized gain		31,244,414

Increase in Net Assets Resulting from Operations		$32,807,786

The Notes to Financial Statements are an integral part of these statements.
8

Lexington Troika Dialog Russia Fund, Inc.
Statements of Changes in Net Assets
Years ended December 31, 1999 and 1998

	1999	1998
Operations:

Net investment income	$ 1,563,372	$ 1,067,794

Net realized loss from investment and foreign currency transactions	(35,464,744)	(48,841,778)

Net change in unrealized appreciation (depreciation) of investments and foreign currency translation	66,709,158	(55,947,144)

Net increase (decrease) in net assets resulting from operations	32,807,786	(103,721,128)

Distributions to Shareholders: (Note 1)

Distributions to shareholders from net investment income	(586,463)	(472,886)

Distributions to shareholders from net realized gains from security transactions	—	(1,834,702)

Decrease in net assets from distributions	(586,463)	(2,307,588)

Capital Share Transactions: (Note 5)

Proceeds from sale of shares	43,183,175	46,991,263

Reinvested dividends	554,553	2,202,785

Redemption fee proceeds	167,637	367,463

Cost of shares redeemed	(36,262,949)	(62,258,817)

Net increase (decrease) in net assets from capital share transactions	7,642,416	(12,697,306)

Net increase (decrease) in net assets	39,863,739	(118,726,022)

Net Assets:

Beginning of period	19,147,260	137,873,282

End of period (including accumulated net investment loss of $70,843 and $67,185 in 1999 and 1998, respectively)(Note 1)	$59,010,999	$ 19,147,260

The Notes to Financial Statements are an integral part of these statements.
9

Lexington Troika Dialog Russia Fund, Inc.
Notes to Financial Statements
December 31, 1999 and 1998

1. Significant Accounting Policies

Lexington Troika Dialog Russia Fund, Inc. (the “Fund”) is an open-end non-diversified management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek long-term capital appreciation through investments primarily in the equity securities of Russian companies. The Fund commenced operations on June 3, 1996. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

            Investments     Securities transactions are accounted for on a trade date basis. Realized gains and losses from investment transactions are reported on the identified cost basis. Securities traded on a recognized stock exchange are valued at the last sales price reported by the exchange on which the securities are traded. If no sales price is recorded, the mean between the last bid and asked prices is used. However, when Fund management deems it appropriate, prices obtained for the day of valuation from a third party pricing service will be used. Securities traded on the over-the-counter market are valued at the mean between the last current bid and asked prices. Short-term securities having a maturity of 60 days or less are stated at amortized cost, which approximates market value. Securities for which market quotations are not readily available and other assets are valued by Fund management in good faith under the direction of the Fund ’s Board of Directors. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of business. Dividend income is recorded on the ex-dividend date. Occasionally, dividend information on foreign securities is received after the ex-dividend date and the income is recorded as soon as the information is available to the Fund. Interest income, adjusted for amortization of premiums and accretion of discounts, is accrued on a straight-line basis as earned.

            Foreign Currency Transactions    Foreign currencies (and receivables and payables denominated in foreign currencies) are translated into U.S. dollar amounts at current exchange rates. Translation gains or losses resulting from changes in exchange rates and realized gains and losses on the settlement of foreign currency transactions are reported in the statement of operations. In addition, the Fund may enter into forward foreign exchange contracts in order to hedge against foreign currency risk in the purchase or sale of securities denominated in a foreign currency. The Fund may also enter into such contracts to hedge against changes in foreign currency exchange rates on portfolio positions. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as unrealized gains or losses. Realized gains or losses are recognized when contracts are closed and are reported in the statement of operations.

The Fund authorizes its custodian to place and maintain equity securities in a segregated account of the Fund having a value equal to the aggregate amount of the Fund’s commitments under forward foreign currency contracts entered into with respect to position hedges. There were no forward foreign currency contracts outstanding at December 31, 1999.

            Financial Futures    The Fund may invest in financial futures contracts in order to gain exposure to, or protect against market fluctuation. The Fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the Fund to “mark to market” on a daily basis, which reflects the change in market value of the contract at the close of each day’s trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses.
Lexington Troika Dialog Russia Fund, Inc.
Notes to Financial Statements
December 31, 1999 and 1998 (continued)

1. Significant Accounting Policies (continued)

Realized gains or losses are recognized when contracts are closed and are reported in the statement of operations. These investments require initial margin deposits with a broker, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. At December 31, 1999, there were no financial futures contracts outstanding.

            Federal Income Taxes    It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to “regulated investment companies” and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income taxes is required.

            Distributions     Dividends from net investment income and net realized capital gains are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 1999, reclassifications were made to the Fund ’s capital accounts to reflect permanent book/tax differences and income and gains available for distribution under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change.

            Deferred Organization Expenses    Organization expenses aggregating $107,018 have been deferred and are being amortized on a straight-line basis over five years. At December 31, 1999, the amount remaining to be amortized was $29,949.

            Use of Estimates    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Investment Advisory Fee and Other Transactions with Affiliate

The Fund pays an investment advisory fee to Lexington Management Corporation ( “LMC”) at an annual rate of 1.25% of the Fund’s average daily net assets. In connection with providing investment advisory services, LMC has entered into a sub-advisory contract with Troika Dialog Asset Management, ZAO (“TDAM”) under which TDAM provides the Fund with investment management services. Pursuant to the terms of the sub-advisory contract between LMC and TDAM, LMC pays TDAM a monthly sub-advisory fee at the annual rate of 0.625% of the Fund’s average daily net assets. For 1999, LMC has agreed to voluntarily limit the total expenses of the Fund (excluding interest, taxes, brokerage commissions and extraordinary expenses but including management fee, 12B-1 fees and operating expenses) to an annual rate of 3.35% of the Fund’s average net assets. No reimbursement was required for the year ended December 31, 1999.

The Fund also reimburses LMC for certain expenses, including accounting and shareholder servicing costs of $48,269 which are incurred by the Fund, but paid by LMC.
Lexington Troika Dialog Russia Fund, Inc.
Notes to Financial Statements
December 31, 1999 and 1998 (continued)

3. Distribution Plan

The Fund has a Distribution Plan (the “Plan”) which allows payments to finance activities associated with the distribution of the Fund’s shares. The Plan provides that the Fund may pay distribution fees on a reimbursement basis, including payments to Lexington Funds Distributor, Inc. (“LFD”), the Fund’s distributor, in amounts not exceeding 0.25% per annum of the Fund’s average daily net assets. Total distribution expenses for the year ended December 31, 1999 were $61,804 and are set forth in the statement of operations.

4. Redemption Fee

A fee is charged on the redemption of shares equal to 2% of the redemption price of shares of the Fund held less than 365 days that are being redeemed. Redemption fee proceeds will be applied to the Fund’s aggregate expenses allocable to providing custody and redemption services, including transfer agent fees, postage, printing, telephone costs and employment costs relating to the handling and processing of redemptions. Any excess fee proceeds will be added to the Fund’s capital. Total redemption fee proceeds for the year ended December 31, 1999 were $555,407. The amount available for offset against Fund expenses was $387,770 and is set forth in the statement of operations. Excess fee proceeds of $167,637 were added to the Fund’s capital.

5. Capital Stock

Transactions in capital stock were as follows:

	Year ended
	December 31, 1999		December 31, 1998
	Shares	Amount	Shares	Amount
Shares sold	9,870,288	$43,183,175	6,682,804	$46,991,263
Shares issued on reinvestment of dividends	146,380	554,553	893,025	2,202,785
Redemption fee proceeds	—	167,637	—	367,463

	10,016,668	43,905,365	7,575,829	49,561,511
Shares redeemed	(8,524,306)	(36,262,949)	(8,192,746)	(62,258,817)

Net increase (decrease)	1,492,362	$ 7,642,416	(616,917)	$(12,697,306)

6. Investment Transactions

The cost of purchases and proceeds from sales of securities for the year ended December 31, 1999, excluding short-term securities, were $27,166,369 and $25,649,665, respectively.

At December 31, 1999, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost amounted to $13,620,691 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounted to $30,860,353.
Lexington Troika Dialog Russia Fund, Inc.
Notes to Financial Statements
December 31, 1999 and 1998 (continued)

7. Investment and Concentration Risks

The Fund’s investments are concentrated in Russian securities and are therefore exposed to the risks associated with that country. These risks which may not be present in domestic investments or in other developed countries, include:

            Market, Concentration, and Liquidity Risks    The Russian securities markets are substantially smaller, less liquid, and significantly more volatile than the securities markets in the United States. A limited number of issuers represent a disproportionately large percentage of market capitalization and trading volume. Due to these factors, obtaining prices on portfolio securities from independent sources may be more difficult than in other markets. In addition, despite the Fund’s policies and procedures addressing liquidity, it may be difficult for the Fund to obtain or dispose of some investment securities because of poor liquidity.

            Settlement and Custody Risks    Because of the recent formation of the securities markets as well as the underdeveloped state of the banking and telecommunications systems, settlement, clearing, and registration are subject to significant risks not normally associated with investments in the United States and more developed markets. Ownership of shares is defined according to entries in the company’s share register (maintained by third party registrars) and normally evidenced by extracts from the register. These registrars are not necessarily subject to effective state supervision, and it is possible for the fund to lose its registration through fraud, negligence, or even mere oversight. In addition, the extracts have no legal enforceability, and it is possible that subsequent illegal amendment or other fraudulent acts may deprive the fund of its ownership rights. Uncertainty in settlement results from the time necessary for buyers and sellers to physically deliver documents to the registrars which may be located in remote areas. In the case of purchases, payment is not made until the custodian has physically received the extract. For sales, the client may be forced to remit securities before payment is received.

            Foreign Currency and Exchange Risk    The Fund’s assets are invested in securities denominated in rubles, which are not yet freely convertible into other currencies outside Russia. The value of the assets of the Fund and its income, as measured in U.S. dollars, may suffer significant declines due to disruptions in the ruble market, or be otherwise adversely affected by exchange control regulations.

            Political and Economic Risk    Since the breakup of the Soviet Union at the end of 1991, Russia has experienced dramatic political and social change. The political system in Russia is emerging from a long history of extensive state involvement in economic affairs. The country is undergoing a rapid transition from a centrally controlled command system to a market-oriented, democratic model. The Fund may be affected unfavorably by political or diplomatic developments, social instability, changes in government policies, taxation and interest rates, currency repatriation restrictions and other political and economic developments in the law or regulations in Russia and, in particular, the risk of expropriation, nationalization and confiscation of assets and changes in legislation relating to foreign ownership.

In addition to the risks described above, risks may arise from forward foreign currency contracts as a result of the potential inability of counterparties to meet the terms of their contracts.

Lexington Troika Dialog Russia Fund, Inc.
Notes to Financial Statements
December 31, 1999 and 1998 (continued)

8. Federal Income Taxes—Capital Loss Carryforwards

Capital loss carryforwards available for Federal income tax purposes as of December 31, 1999 are approximately $44,465,215 expiring in 2006 and $24,852,618 expiring in 2007.

To the extent any future capital gains are offset by these losses, such gains may not be distributed to shareholders.

9. Illiquid Securities

Pursuant to guidelines adopted by the Fund’s Board of Directors, the following securities have been deemed to be illiquid. The Fund currently limits investment in illiquid securities to 15% of the Fund ’s net assets, at market value, at the time of purchase.

Security	Shares	Initial Acquisition Date	Market Value	Percent of Net Assets
Alfa Cement	38,000	3/25/97	$ 3,026	0.01%
Aviastar	32,500,000	6/25/97	6,175	0.01
Bashinformsvyaz	6,231,400	6/9/97	261,719	0.44
Bor Glass	2,500	5/8/98	2,443	0.00
Chelyabenergo (Preferred Stock)	450,000	2/26/97	1,733	0.00
Chelyabinskvyazinform	24,610	12/9/96	321,491	0.54
Chelyabinsky Trubny Zavod	1,002,000	8/25/97	6,593	0.01
Gostiny Dvor	7,000	10/6/97	1,655	0.00
Irkutskelectrosvyaz	270,000	2/17/97	48,333	0.08
JSC Roseneftegazstroy	100,000	11/16/99	196,580	0.33
Komienergo	5,500,000	8/5/97	146	0.00
Komitek	21	7/9/97	5	0.00
Krasnoyarskelectrosvyaz	46,000	7/2/97	45,154	0.08
Krasny Kotelschik	850,000	9/23/97	15,189	0.03
Lensvyaz	9,500	2/14/97	36,771	0.06
Medpolimer	21,900	8/6/97	2,297	0.00
Moscow Intercity International Telephone	34,400	5/27/97	103,200	0.17
Moscow Telephone Systems (Preferred Stock)	2,890	8/16/97	64,038	0.11
Nizhnovsvyazinform	581,000	8/1/96	484,763	0.82
Nizhnovsvyazinform (Preferred Stock)	427,000	11/20/96	68,320	0.12
Novosbirskaya Telephone	20,383	7/17/97	152,873	0.26
Novosbirskelectrosvyaz	20,000	4/29/97	10,000	0.02
Permenergo (Preferred Stock)	24,600	8/15/97	3,252	0.01
Samarasvyazinform	26,000	11/20/96	628,980	1.07
Samarasvyazinform (Preferred Stock)	9,300	1/9/97	37,200	0.06
Samson	23,800	7/9/97	2	0.00
Smolensksvyazinform (Preferred Stock)	100,000	8/6/97	8,461	0.01
Lexington Troika Dialog Russia Fund, Inc.
Notes to Financial Statements
December 31, 1999 and 1998 (continued)

9. Illiquid Securities (continued)

Security	Shares or Foreign Principal Amount*		Initial Acquisition Date	Market Value	Percent of Net Assets
Surgutneftegaz Holdings	5,024		5/27/99	$1,029,920	1.75%
Sverdloskenergo	1,335,000		6/18/96	25,218	0.04
Taganrogaky Metallurgical Plant	4,450,000		4/24/97	4,450	0.01
Transneft (Preferred Stock)	1,800		7/27/97	963	0.00
Tyumentelecom	214,000		3/5/97	128,400	0.22
Tyumentelecom (Preferred Stock)	279,099		2/6/97	41,865	0.07
Udmurtneftegaz (Preferred Stock)	4,000		1/20/97	9,814	0.02
Uraltelecom	5,000		6/17/97	9,000	0.02
Uraslvyazinform	10,000,000		8/8/97	100,000	0.17
Vimpel-Communications	2		4/27/99	118	0.00
Zvezda	50,000		8/21/97	23,636	0.04
GKO (Russian Government Treasury Bill), 0.00%, due 05/17/00	51,053,000	*	12/21/99	921,918	1.56

				$4,805,701	8.14%

10.     Taxation Information (unaudited)

For the year ended December 31, 1999, the percentage of ordinary income distributions paid by the Fund derived from agency and direct obligations of the United States government were as follows:

U.S. Treasury	0.66%
Federal Home Loan Bank	11.24
Federal Home Loan Mortgage Corporation	10.49
Federal National Mortgage Association	1.57

Lexington Troika Dialog Russia Fund, Inc.
Financial Highlights

Selected per share data for a share outstanding throughout the period:

	Year ended December 31,			July 3, 1996 (effective SEC registration date) to December 31, 1996**
	1999	1998	1997
Net asset value, beginning of period	$2.64	$17.50	$11.24	$12.12

Income (loss) from investment operations:
Net investment income (loss)	0.18	0.15	(0.01)	(0.05)
Net realized and unrealized gain (loss) on investments and foreign currencies	3.99	(14.70)	7.57	(0.51)

Total income (loss) from investment operations	4.17	(14.55)	7.56	(0.56)

Less distributions:
Dividends from net investment income	(0.07)	(0.07)	—	—
Distributions from net realized gains	—	(0.24)	(1.30)	(0.32)

Total distributions	(0.07)	(0.31)	(1.30)	(0.32)

Net asset value, end of period	$6.74	$2.64	$17.50	$11.24

Total return	159.76%	(82.99)%	67.50%	(9.01)%*

Ratio to average net assets:
Expenses, before redemption fee proceeds	3.32%	2.64%	2.89%	5.07%*
Expenses, net of redemption fee proceeds	2.23%	1.84%	1.85%	2.65%*
Net investment income (loss), before redemption fee proceeds	3.30%	0.57%	(1.14)%	(3.69)%*
Net investment income (loss)	4.39%	1.36%	(0.11)%	(1.27)%*
Portfolio turnover rate	91.14%	65.76%	66.84%	115.55%*
Net assets, end of period (000 ’s omitted)	$59,011	$19,147	$137,873	$13,846

* Annualized.
**The Fund’s commencement of operations was June 3, 1996 with the investment of its initial capital. The Fund’s registration statement with the Securities and Exchange Commission became effective on July 3, 1996. Financial results prior to the effective date of the Fund’s registration statement are not presented in this Financial Highlights Table.
Independent Auditors’ Report

The Board of Directors and Shareholders
Lexington Troika Dialog Russia Fund, Inc.:

            We have audited the accompanying statement of net assets (including the portfolio of investments) and assets and liabilities of Lexington Troika Dialog Russia Fund, Inc. as of December 31, 1999, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended and for the period from July 3, 1996 (effective SEC registration date) to December 31, 1996. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

            We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1999 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

            In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lexington Troika Dialog Russia Fund, Inc. as of December 31, 1999, the results of its operations for the year then ended, and the changes in its net assets for each of the years in the two-year period then ended, and its financial highlights for the years in the three-year period then ended and for the period from July 3, 1996 to December 31, 1996, in conformity with generally accepted accounting principles.

KPMG LLP

New York, New York
February 7, 2000

Lexington®

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Lexington Global Corporate Leaders Fund seeks long-term growth of capital primarily through investment in a diversified portfolio of blue chip securities domiciled in foreign countries and the U.S. that represent "corporate leaders" in their respective industries.

Lexington International Fund seeks long-term growth of capital through investment in common stocks of companies domiciled in foreign countries.

Lexington Worldwide Emerging Markets Fund seeks long-term growth of capital primarily through investment in equity securities of companies domiciled in, or doing business in, emerging countries and emerging markets.

Lexington Troika Dialog Russia Fund seeks long-term capital appreciation through investment primarily in the equity securities of Russian companies.

Lexington Small Cap Asia Growth Fund seeks long-term capital appreciation through investment in companies domiciled in the Asia Region with a market capitalization of less than $1 billion.

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LEXINGTON TROIKA DIALOG RUSSIA FUND, INC.

Investment Adviser
Lexington Management Corporation
Park 80 West - Plaza Two
Saddle Brook, New Jersey 07663

Sub-Adviser
Troika Dialog Asset Management
4 Romanov Pereulok
Moscow, 103009 Russia

Distributor
Lexington Funds Distributor, Inc.
Park 80 West - Plaza Two
Saddle Brook, New Jersey 07663

www.lexingtonfunds.com

All Shareholder requests for services of
any kind should be sent to:

Transfer Agent
State Street Bank and Trust Company
c/o National Financial Data Services
330 West Ninth Street
Kansas City, Missouri 64105

Or call Lexington Shareholder
Services at: 1-800-526-0056

LEXLINE 800-526-0052

24-hour toll-free telephone access
to your Lexington Fund account(s)
where you can obtain the
following:

  Price/Yield
  Account Balances
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  Last Transactions
  Total Return
  Duplicate Statements

This report has been prepared for the information of the shareholders of Lexington Troika Dialog Russia Fund, Inc.and is authorized for distribution to the public only if it is accompanied or preceded by a currently effective prospectus which sets forth expenses and other material information. LEX288-AR12/99

The Lexington Funds Park 80 West - Plaza Two Saddle Brook, New Jersey 07663	PRSRT STD U.S. Postage Paid Lexington Management Corp